LETTER AMENDMENT NO. 1
                    Dated as of April 19, 2007
To the banks, financial institutions
     and other institutional lenders
     (collectively, the “Lenders”)
     parties to the Credit Agreement
     referred to below and to
     Bank of America, N.A.
     as administrative agent
     (the “Administrative Agent”) for the Lenders
Ladies and Gentlemen:
          We refer to the Credit Agreement dated as of May 10, 2006 (the “Credit Agreement”) among the undersigned and you. Capitalized terms not otherwise defined in this Letter Amendment have the same meanings as specified in the Credit Agreement.
We hereby request that you amend Section 8.15(b) of the Credit Agreement to remove the period at the end thereof and to insert in its place the following:
“; provided, further, that so long as no Default exists or would result after giving effect thereto, and in addition to the Subordinated indebtedness referred to in the preceding proviso, Holdings of any of its Subsidiaries may prepay, redeem, acquire for value, retire, refinance or exchange at any time and from time to time after the Closing Date Senior Subordinated Notes in an aggregate principal amount not in excess of $10,000,000.”
          This Letter Amendment shall become effective as of the date first above written when, and only when, the Administrative Agent shall have received (x) counterparts of this Letter Amendment executed by us and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Letter Amendment, and (y) the consent attached hereto executed by each Guarantor. This Letter Amendment is subject to the provisions of Section 11.01 of the Credit Agreement.
          The Credit Agreement and each of the other Loan Documents, except to the extent of the modifications specifically provided for herein, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. This Letter Amendment shall be effective to implement the amendment described herein and to waive any Default or Event of Default that would have occurred heretofore or exists as of the date hereof in the absence of the amendment described herein. The execution, delivery and effectiveness of this Letter Amendment shall not, except as expressly provided herein, operate as an amendment of any right, power or remedy of any Lender or the Administrative Agent under the Credit Agreement, nor constitute an amendment of any other provision of the Credit Agreement.
          If you agree to the terms and provisions of this Letter Amendment, please evidence such agreement by executing and returning at least two counterparts of this Letter Amendment to Steven E. Sherman, Shearman & Sterling LLP, 525 Market Street, Suite 1500, San Francisco, California 94105, fax: (415) 616-1199, email: sesherman@shearman.com.
          This Letter Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Amendment by telecopier or electronic copy (“pdf”) shall be effective as delivery of a manually executed counterpart of this Letter Amendment.
          This Letter Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of New York.

Very truly yours, iPAYMENT, INC.
By	/s/ Clay M. Whitson
Title: CFO

Agreed as of the date first above written:

BANK OF AMERICA, N.A., as Administrative Agent and as Lender

By	/s/ Thomas Kilcrease, Jr.

Name:	illegible
Title:	SVP

, as Lender

CONSENT
Dated as of April 19, 2007

     Each of the undersigned, as a Guarantor under the Guaranty in the Credit Agreement referred to in the foregoing Letter Amendment, as a Grantor under the Security Agreement dated as of May 10, 2006 in favor of the Administrative Agent referred to in such Letter Amendment, and as a Pledgor under the Pledge Agreement dated as of May 10, 2006 in favor of such Agent, hereby consents to such Letter Amendment and hereby confirms and agrees that notwithstanding the effectiveness of such Letter Amendment, each of such Guaranty, Security Agreement and Pledge Agreement is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects.

iPAYMENT HOLDINGS, INC.

By:	/s/ Clay M. Whitson
Name:
Title:	CFO

iPAYMENT HOLDINGS, INC. a Delaware Corporation

By:	/s/ Clay M. Whitson
Name:
Title:	CFO

iPAYMENT OF CALIFORNIA, LLC,
a Tennessee limited liability company
CARDPAYMENT SOLUTIONS, L.L.C.,
a Delaware limited liability company
iPAYMENT ACQUISITION SUB LLC,
a Delaware limited liability company
TS ACQUISITION SUB, LLC,
a Delaware limited liability company
PCS ACQUISITION SUB, LLC,
a Delaware limited liability company
NPMG ACQUISITION SUB, LLC,
a Delaware limited liability company

By:	iPAYMENT, INC.,
as sole Member

By	/s/ Clay M. Whitson
Name:
Title: CFO

1st NATIONAL PROCESSING, INC.,
a Nevada corporation
E-COMMERCE EXCHANGE, INC.,
a Delaware corporation
iPAYMENT OF MAINE, INC.,
a Delaware corporation
CARDSYNC PROCESSING, INC.,
a California corporation
QUAD CITY ACQUISITION SUB, INC.
a Delaware corporation

By	/s/ Afshin Yazdian
Name:
Title: EVP

ONLINE DATA CORP., a Delaware corporation iPAYMENT CENTRAL HOLDINGS, INC., a Delaware corporation iPAYMENT ICE HOLDINGS, INC., a Delaware corporation
By	/s/ Afshin Yazdian
Name:
Title: EVP